SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 20, 2000

CLEVELAND-CLIFFS INC
____________________________________________________________________________
(Exact name of registrant as specified in its charter)

OHIO _____________________	1-8944 ___________________	34-1464672 __________________

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio ________________________________________ (Address of principal executive offices)	44114 ______________ (Zip Code)

Registrant’s telephone number, including area code: (216-694-5700)

____________________________________________________________________________
(Former name or former address, if changed since last report)

ITEM 5.	Other Events.

Cleveland-Cliffs Inc published a News Release on January 20, 2000 with respect to 1999 Earnings.

ITEM 7.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

Exhibit
Number	Exhibit

99(a)	Cleveland-Cliffs Inc News Release published on January 20, 2000 with respect to 1999 Earnings.	Filed Herewith

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By: /s/ C. B. Bezik _________________________________ Name: C. B. Bezik Title: Senior Vice President-Finance

Dated: January 21, 2000

INDEX TO EXHIBITS

Exhibit
Number	Exhibit

99(a)	Cleveland-Cliffs Inc News Release published on January 20, 2000 with respect to 1999 Earnings.	Filed Herewith

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